UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 15, 2026

RREEF Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55598		45-4478978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

875 Third Avenue, 26th Floor	New York,	NY	10022
(Address of Principal Executive Offices)			(Zip Code)
(212) 454-4500
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Plan of Complete Liquidation and Dissolution

On September 15, 2026, the board of directors (the “Board”) of RREEF Property Trust, Inc. (the “Company”) unanimously approved a Plan of Complete Liquidation and Dissolution (the “Plan of Liquidation”). The Plan of Liquidation provides for the Company’s complete liquidation and dissolution in accordance with Section 331, Section 336 and Section 346(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Maryland General Corporation Law. Effectiveness of the Plan of Liquidation is subject to approval by the holders of a majority of the shares of the Company’s common stock entitled to vote on the matter. The Company currently anticipates that the Plan of Liquidation, including the transfer of all or substantially all of the assets of the Company and the dissolution of the Company pursuant thereto, will be submitted for stockholder approval at a special meeting of stockholders, expected to occur in early 2027.

Upon the approval of the Plan of Liquidation by the Company’s stockholders and pursuant thereto, the Company is authorized to sell, convey and transfer or otherwise dispose of any or all of the assets of the Company in one or more transactions and, acting for itself and/or in its capacity as an equity holder, general partner or manager of any direct or indirect subsidiaries, authorize any subsidiaries to sell, convey, transfer and deliver or otherwise dispose of any or all assets of such subsidiaries in one or more transactions, in each case without further approval of the Company’s stockholders.

The Plan of Liquidation provides that the Company shall pay or make reasonable provisions to pay all claims and obligations of the Company and its subsidiaries and make all provisions that are reasonably likely to be sufficient to provide payment. The Plan of Liquidation provides that the Company is authorized to engage in the wind-down of its business and affairs, discharging, paying or setting aside reserves for all Company liabilities, disposing of its assets and distributing the Company’s remaining assets available for distribution to the Company’s stockholders, as determined by the Board in its discretion.

The Plan of Liquidation further provides that upon a determination of the Board, the Company may transfer and assign any remaining assets of the Company and its subsidiaries to a liquidating trust or another form of liquidating entity (a “Liquidating Trust”), subject to the terms of the Plan of Liquidation, and the Board may cause the Company to make the final distribution to the Company’s stockholders as a distribution in kind of beneficial interests in the Liquidating Trust, at such time as the Board deems appropriate in its discretion.

Suspension of Offerings of Common Stock, Share Redemption Plan and Distribution Reinvestment Plan

The Board also unanimously approved on September 15, 2026 and effective immediately, the suspension of (i) the sale of shares of the Company’s common stock in the Company’s public and private offerings (the “Offerings”), (ii) the Company’s share redemption plan (the “SRP”) and (iii) the Company’s distribution reinvestment plan (the “DRIP”). The Company intends to continue to pay monthly distributions to its stockholders as it seeks stockholder approval and subject to the discretion of the Board.

In determining to suspend the Offerings, the SRP and the DRIP, the Board considered various factors, including the impact of the liquidation process on the Company’s operations, and believes the suspensions are in the best interests of the Company and its stockholders.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief, or expectations. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. The forward-looking statements in this document include, without limitation, statements regarding the Company’s future plans and goals, including the timing of the special meeting of stockholders and the effects of the Plan of Liquidation. We caution investors not to place undue reliance on any such forward-looking statements.

These forward-looking statements are based on management’s judgment as of this date, which is subject to risks and uncertainties that could cause actual results to differ materially from the Company’s expectations, including, but not limited to: the possibility that the Company’s stockholders do not approve the Plan of Liquidation; real estate and operating risks, including fluctuations in real estate values and the general economic climate in the markets in which the Company owns properties and competition for tenants in such markets; national and local economic conditions, including the pace of job growth, inflation and the level of unemployment; the risk that cash flows from operations may be insufficient to meet the Company’s required debt payments; and the risk of the Company’s inability to maintain compliance with debt covenants. In addition, the Company’s current and continuing qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Code and depends on the Company’s ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

Readers should carefully review the Company’s financial statements and the notes thereto, as well as the section entitled “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and subsequent Quarterly Reports on Form 10-Q and other documents the Company files from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

These forward-looking statements reflect management’s judgment and expectations as of this date, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Additional Information and Where to Find It

This communication relates to the proposed Plan of Liquidation and may be deemed to be solicitation material in respect of the proposed Plan of Liquidation. In connection with the proposed Plan of Liquidation, the Company intends to file a proxy statement (the “Proxy Statement”) with the SEC. The Proxy Statement will be sent to all stockholders of the Company entitled to vote on the proposed Plan of Liquidation. The Company will also file other documents regarding the proposed Plan of Liquidation with the SEC. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ALL OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED PLAN OF LIQUIDATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED PLAN OF LIQUIDATION.

Stockholders may obtain copies of the Proxy Statement and other documents that are filed or will be filed by the Company with the SEC, free of charge, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC will also be available, free of charge, on the Company’s website at www.rreefpropertytrust.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Plan of Liquidation. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s proxy statement for its Annual Meeting of Stockholders on Schedule 14A filed with the SEC on March 31, 2026. To the extent that holdings of the Company’s securities have changed since the amounts reported in the Company’s proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Plan of Liquidation may be obtained by reading the Proxy Statement regarding the proposed Plan of Liquidation when it becomes available. You may obtain free copies of these documents using the websites above.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed with this report:

Exhibit No.	Description
2.1	Plan of Complete Liquidation and Dissolution
99.1	Press Release dated September 18, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF Property Trust, Inc.
By:	/s/ Eric Russell
Name:	Eric Russell
Title:	Chief Financial Officer
        Date: September 18, 2026